UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2018

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(IRS Employer Identification No.)	(IRS Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name, former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth companies ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

Together with their consolidated subsidiaries, Carnival Corporation and Carnival plc are referred to collectively in this Form
8-K as “Carnival Corporation & plc”, “our”, and “we.”

We revised our operating segments due to changes in our internal reporting as a result of the recent strategic realignment of our business in Australia. Our four reportable segments are comprised of (1) North America and Australia cruise operations (“NAA”), (2) Europe and Asia cruise operations (“EA”), (3) Cruise Support and (4) Tour and Other.

The operating segments within each of our NAA and EA reportable segments have been aggregated based on the similarity of their economic and other characteristics. Our Cruise Support segment represents our portfolio of leading port destinations and other services all of which are operated for the benefit of our cruise brands. Our Tour and Other segment represents the hotel and transportation operations of Holland America Princess Alaska Tours and other operations. The composition of our Cruise Support and Tour and Other segments remains unchanged.

This change in segment presentation does not affect Carnival Corporation & plc’s consolidated statements of income and balance sheets.

In order to assist investors who may want to consider the effects of the above in advance of future filings, we are presenting today the recasting of certain segment information as of November 30, 2017 and unaudited financial information for segments as of and for the years ended November 30, 2017, 2016 and 2015, which is provided as Exhibit 99.1 hereto.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this report:

Exhibit 99.1 Segment Information and Unaudited Segment Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date:	March 22, 2018	Date:	March 22, 2018